ANNUAL
REPORT

OCTOBER 31, 2001

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

--------------------------------------------------------------------------------
                                                                      ----------
                                                                      THE
                                                                      HAVEN
                                                                      FUND
                                                                      ----------
--------------------------------------------------------------------------------

                                    (PHOTO)

--------------------------------------------------------------------------------
                                                             LETTER TO INVESTORS
--------------------------------------------------------------------------------
                                                                    October 2001

                                                                      ----------
                                                                      THE
                                                                      HAVEN
                                                                      FUND
                                                                      ----------

Dear Shareholder:

The twelve months ended October 31, 2001, which encompass the Haven Fund's (the "Fund") fiscal year, will not be fondly remembered by most Americans. We suffered the heinous attacks on New York and Washington, we were drawn into a war whose long-term effects we can only guess at and stock markets, both at home and abroad, declined sharply. The Fund's total return for the fiscal year was -14.11%. This compares with the -19.29% decline in the Standard & Poor's 500/R Stock Index. Please see page 5 for more complete performance information. The Fund is classified as Mid-Cap Blend in the Morningstar, Inc. universe of mutual funds, and the average performance of that category was -16.10%, so we were in the category's second quartile for the year. We do not expect always to be able to swim against the kind of negative currents we experienced in the past year. Longer-term results show a more satisfactory comparison-for the three years ended October 31 the Fund's cumulative total return was +23.11% as compared with +0.13% for the S&P 500/R Stock Index.(1)(2)

The 19.29% decline in the S&P 500/R Stock Index was benign compared with the declines suffered by a great many mutual funds which had taken aggressive postures over the preceding years. The mean return for the Morningstar Large Growth category of funds was negative 38.92% for the same 12 months. That left investors with a negative 2.05% cumulative result for three years. Investors learned that being up 20% twice followed by down 40% once leaves one with less money than one started with. Many investors have now learned this mathematical truth. We think the lesson is that risk matters, and we try always to keep that in mind.

A year ago we wrote that we were impressed that there had been no major market "crash." There still has not been, and we are still impressed, especially after the attack on America on September 11. We have had a "bear market," but no crash. Considering the amount of "irrational exuberance" that had been priced into the stock market, and considering the size of the Internet and telecommunication stock bubbles, conditions were ripe for a crash and it has not happened.
                                               THE HAVEN FUND | ANNUAL REPORT  |

What has happened is that certain economic activities, especially those involved with technology and telecommunications, which had expanded far beyond realistic expectations of growth in demand, collapsed, and there was a "ripple effect" which spread through the general economy in 2001. There has been anecdotal evidence that this recession, as it is now being called, was about at its low point in early September. Then the attack occurred, and investors everywhere are trying to assess the economic results. The majority of economists are predicting more and deeper recession ahead, but then the majority of economists have not been accurate forecasters. The stock market, on the other hand, has recovered everything it lost since September 11, and its forecasting record is better than economists'.

We believe in stocks as long-term investments, we believe in the world's free economies, and we shall continue to invest in what we consider attractive stocks. An interesting aspect of the current world scene is the military application of technology as is being seen in the Afghan war. Weapons systems that we scarcely knew existed have proved their worth. Technology, which brought investors so much joy followed by so much grief, is clearly here to stay and is an area we intend to watch carefully.

The Fund's five best-performing stocks for the year were generally in mature businesses. W.W. Grainger is a distributor of industrial goods, primarily electrical. Ocean Energy is an independent producer of oil and gas. Johnson & Johnson provides health care products in many areas. Commerce Bancorp is a regional retail bank. General Growth Properties is a real estate investment trust.(3)

The Fund's five worst performing stocks were concentrated in the technology sector, where capital spending was severely affected. EMC took the position of worst of the worst. We had bought the stock 5 years ago at approximately $3 per share and rode the stock up to $100, selling 80% of our holding along the way and realizing large profits. We decided to keep the last 20% since we thought that data storage has a great future. We are probably right about the future of storage, but we were wrong about the stock. Hewlett Packard had problems beyond being in the technology area. Agilent Technologies, the test and measurement spin-off from Hewlett Packard, suffered from the decline in capital spending in its area. Nokia Corp. suffered from the slowdown in sales of cellular telephones and for being in telecommunications where share valuations had been excessive. Molex cuts across the technology spectrum as it make connectors for virtually every kind of electronic device.(3)

Some of you were kind enough to ask how we fared in the attack on New York. We suffered no physical effects, but we lost friends who worked in the World Trade Center. We, like most Americans, did suffer a psychological effect. The chaotic volatility when the stock market reopened created conditions that required our full attention to our job, and, perhaps not so strangely, getting to work made us feel better. For the first fiscal half-year the Fund's turnover

| ANNUAL REPORT | THE HAVEN FUND
was a low 18%. For the full year it was 60%. It was responding to the chaos in September that made the difference. What we tried to do, basically, was two things-to sell stocks that had not suffered and buy stocks that we thought had over reacted, and to realize capital losses where we thought we could get an equivalent performance from a comparable stock. One of the stocks we bought, Sun Microsystems, is now up over 50%, but two months is not long-term and our philosophy is to be long-term investors.(3)

Thank you for your continued support.

Sincerely,

/S/Colin C. Ferenbach

Colin C. Ferenbach
President

Sunstone Distribution Services, LLC, Distributor

(1)Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please see page 5 for more complete performance information.

   Source: Morningstar Principia October 2001 release
   There were 269 funds in the Mid-Cap blend category for the one-year period ended October 31, 2001. For the 5-year period ended October 31, 2001, the Fund ranked in the second quartile out of 89 funds and for the 10-year period ended October 31, 2001, the Fund ranked in the second quartile out of 38 funds. Funds with a combined relative price/earnings and price/book figure less than 1.75 are considered to be value funds. Portfolios with combined ratios equal to or greater than 1.75 but less than or equal to 2.25 are considered to be blend funds (by definition, the S&P 500/R Index scores 2.00) and any funds with a sum greater than 2.25 are classified as growth funds. "Small" refers to companies with less than $1.1 billion in market capitalization. "Mid-cap" refers to companies with market capitalizations between $1.1 billion and $7.6 billion and "large" refers to companies with market capitalizations over $7.6 billion.

(2)The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(3)Portfolio composition is subject to change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Adviser or Distributor. As of October 31, 2001, W.W. Grainger comprised 1.78% of the Fund, Ocean Energy comprised 2.50% of the Fund, Johnson & Johnson comprised 3.18% of the Fund, Commerce Bancorp comprised 3.24% of the Fund, General Growth Properties comprised 3.02% of the Fund, EMC comprised 1.69% of the Fund, Hewlett Packard comprised 0.50% of the Fund, Agilent Technologies comprised 0.31% of the Fund, Nokia Corp. comprised 1.13% of the Fund, Molex comprised 1.99% of the Fund and Sun Microsystems comprised 1.95% of the Fund.

                                                THE HAVEN FUND | ANNUAL REPORT |

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP

                                            Lipper         Lipper
                  THE                      Multi-Cap      Multi-Cap
                 HAVEN         S&P        Value Funds    Core Funds    Wilshire
  Date            FUND     500/R Index       Index          Index     4500 Index

 6/27/84        $10,000      $10,000        $10,000        $10,000      $10,000
10/31/84         10,707       11,007         11,110         10,761       10,808
10/31/85         13,463       13,119         13,020         12,537       13,019
10/31/86         16,856       17,460         16,406         16,193       16,505
10/31/87         15,972       18,585         17,066         16,454       15,301
10/31/88         18,552       21,348         20,315         18,580       18,478
10/31/89         21,485       26,959         24,508         23,158       22,696
10/31/90         20,000       24,969         21,305         20,967       17,935
10/31/91         27,069       33,289         27,999         28,402       27,058
10/31/92         30,495       36,601         30,838         31,061       29,520
10/31/93         35,619       42,069         36,959         36,730       36,871
10/31/94         37,631       43,698         38,360         37,993       36,934
10/31/95         42,768       55,251         46,071         46,078       45,340
10/31/96         54,853       68,522         55,538         55,837       53,333
10/31/97         68,512       90,525         71,794         71,907       68,789
10/31/98         68,703      110,432         75,247         78,228       66,471
10/31/99         77,152      138,812         82,689         95,861       84,086
10/31/00         98,477      147,252         90,834        109,895       99,062
10/31/01         84,582      110,603         85,075         83,058       69,789

--------------------------------------------------------------------------------

The Lipper Multi-Cap Core Funds Index has been added for comparative purposes because Lipper has moved the Haven Fund into the Multi-Cap Core category from the Multi-Cap Value category. In the future, due to the Haven Fund's reclassification, its performance will be compared to the Lipper Multi-Cap Core Funds Index.

| ANNUAL REPORT | THE HAVEN FUND


------------------------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                                                          FOR THE PERIODS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   One Year                  Five Year           Since Inception*
                                                              9/30/01   10/31/01         9/30/01  10/31/01        9/30/01  10/31/01
------------------------------------------------------------------------------------------------------------------------------------
 The Haven Fund                                                -17.4%     -14.1%           8.5%      9.1%          12.3%     12.6%
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500/R Stock Index                                         -26.7%     -24.9%          10.2%     10.0%          14.5%     14.6%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Multi-Cap Value Funds Index                             -6.0%      -6.3%           8.9%      8.9%          12.1%     12.3%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Funds Index                             -27.3%     -24.4%           8.0%      8.3%          11.9%     12.2%
------------------------------------------------------------------------------------------------------------------------------------
 Wilshire 4500 Index                                           -38.5%     -29.6%           4.1%      5.5%           9.0%      9.6%
------------------------------------------------------------------------------------------------------------------------------------
 *June 23, 1994
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                                          FOR THE PERIODS
------------------------------------------------------------------------------------------------------------------------------------
                                                One Year              Five Year              Ten Year           Since Inception*
                                            9/30/01 10/31/01      9/30/01   10/31/01     9/30/01  10/31/01     9/30/01   10/31/01
------------------------------------------------------------------------------------------------------------------------------------
 The Haven Fund                             -17.4%    -14.1%        8.5%      9.1%        11.8%     12.1%       13.0%     13.1%
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500/R Stock Index                      -26.7%    -24.9%       10.2%     10.0%        12.7%     12.7%       14.8%     14.9%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Multi-Cap Value Funds Index          -6.0%     -6.3%        8.9%      8.9%        11.7%     11.8%       12.9%     12.9%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Funds Index          -27.3%    -24.4%        8.0%      8.3%        11.2%     11.3%       12.9%     13.0%
------------------------------------------------------------------------------------------------------------------------------------
 Wilshire 4500 Index                        -38.5%    -29.6%        4.1%      5.5%         9.7%      9.9%       11.7%     12.0%
------------------------------------------------------------------------------------------------------------------------------------
*June 27, 1984
------------------------------------------------------------------------------------------------------------------------------------


Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Value Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P SuperComposite Index.

The Lipper Multi-Cap Core Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P SuperComposite Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500/R.

A direct investment in any of the S&P 500/R Stock Index, the Lipper Multi-Cap Value Funds Index, the Lipper Multi-Cap Core Funds Index or the Wilshire 4500 Index is not possible.

Sunstone Distribution Services, LLC, Distributor

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

October 31, 2001

   Number
 of Shares                                                              Value
 ----------                                                           ----------
            COMMON STOCKS  91.01%

            BANKS 13.63%
    32,381  Commerce Bancorp, Inc./NJ                             $  2,363,813
    50,000  FleetBoston Financial Corp.                              1,643,000
    25,000  HSBC Holdings - ADR (UK)                                 1,375,250
    45,000  Mercantile Bankshares Corp.                              1,719,900
    75,000  National Commerce Bancorp                                1,706,250
   100,000  Sovereign Bancorp Inc.                                     990,000
                                                               ---------------
                                                                     9,798,213
                                                               ---------------

            BEVERAGES 1.84%
    70,000  Koninklijke Grolsch N.V.                                 1,323,348
                                                               ---------------

            BUILDING & HOUSING 1.66%
    60,000  Masco Corp.                                              1,189,800
                                                               ---------------

            CONSUMER NON-DURABLES 6.00%
    30,000  Colgate-Palmolive Co.                                    1,725,600
    20,000  Kimberly-Clark Corp.                                     1,110,200
   100,000  Rayovac Corp.*                                           1,480,000
                                                               ---------------
                                                                     4,315,800
                                                               ---------------

            DRUG & HOSPITAL SUPPLIES 14.84%
    20,000  American Home Products Corp.                             1,116,600
    25,000  Bristol-Myers Squibb Co.                                 1,336,250
    40,000  Elan Corp. plc - ADR (IRL)*                              1,826,000
    40,000  Johnson & Johnson                                        2,316,400
    40,000  Medtronic, Inc.                                          1,612,000
    35,000  Stryker Corp.                                            1,968,400
    40,000  VaxGen, Inc.*                                              491,600
                                                               ---------------
                                                                    10,667,250
                                                               ---------------

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 2001

   Number
 of Shares                                                              Value
 ----------                                                           ----------
            COMMON STOCKS 91.01% (cont'd.)

            ELECTRICAL EQUIPMENT 3.91%
    10,000  Agilent Technolgies, Inc.*                               $ 222,700
   100,000  American Power Conversion Corp.*                         1,287,000
    30,000  Grainger (W.W.), Inc.                                    1,299,000
                                                               ---------------
                                                                     2,808,700
                                                               ---------------

            FURNISHINGS & APPLIANCES 2.11%
    70,000  Leggett & Platt, Inc.                                    1,516,900
                                                               ---------------

            INFORMATION TECHNOLOGY 10.06%
   100,000  EMC Corp.*                                               1,232,000
    20,000  Hewlett-Packard Co.                                        336,600
    15,000  International Business Machines Corp.                    1,621,050
     3,680  McData Corp.*                                               54,133
    50,000  Molex, Inc.                                              1,446,500
   140,000  Sun Microsystems, Inc.*                                  1,421,000
    40,000  Texas Instruments, Inc.                                  1,119,600
                                                               ---------------
                                                                     7,230,883
                                                               ---------------

            INSURANCE 9.16%
    30,000  American International Group, Inc.                       2,358,000
    20,000  Chubb Corp.                                              1,366,000
    20,000  Hannover Rueckversicherungs - AG (GER)                   1,120,428
    20,000  XL Capital Ltd. Class A - (BER)                          1,737,200
                                                               ---------------
                                                                     6,581,628
                                                               ---------------

            MACHINERY 1.83%
    40,000  Dover Corp.                                              1,318,000
                                                               ---------------

            MISCELLANEOUS INDUSTRIALS 0.97%
    15,000  Avery Dennison Corp.                                       694,500
                                                               ---------------

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 2001

   Number
 of Shares                                                              Value
 ----------                                                           ----------
            COMMON STOCKS 91.01% (cont'd.)

            OIL - DOMESTIC/INTERNATIONAL  12.44%
    35,000  Burlington Resources, Inc.                             $ 1,303,750
    25,000  Devon Energy Corp.                                         957,500
    25,000  Murphy Oil Corp.                                         1,987,500
   100,000  Ocean Energy, Inc.                                       1,825,000
    36,000  Royal Dutch Petroleum Co. - (NETH)                       1,818,360
    15,000  Total Fina Elf S.A. - ADR (FR)                           1,046,100
                                                               ---------------
                                                                     8,938,210
                                                               ---------------

            OIL WELL EQUIPMENT & SERVICES 0.67%
    10,000  Schlumberger, Ltd.                                         484,200
                                                               ---------------

            REAL ESTATE INVESTMENT TRUST 3.06%
    60,000  General Growth Properties, Inc.                          2,197,200
                                                               ---------------

            RETAILING 2.17%
   100,000  Borders Group, Inc.*                                     1,559,000
                                                               ---------------

            RUBBER & PLASTIC 2.31%
    60,000  Newell Rubbermaid, Inc.                                  1,658,400
                                                               ---------------

            TELECOMMUNICATIONS 2.93%
    25,000  Amdocs Ltd. - (UK)*                                        652,750
    35,000  Andrew Corp.*                                              635,950
    40,000  Nokia Oyj Corp. - ADR (FIN)                                820,400
                                                               ---------------
                                                                     2,109,100
                                                               ---------------

            TRANSPORTATION  1.42%
    20,000  United Parcel Service, Inc.                              1,020,000
                                                               ---------------
            Total Common Stocks
            (cost $49,100,182)                                      65,411,132
                                                               ---------------

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 2001

 Par (000)
  /Shares                                                               Value
 ----------                                                           ----------

            TREASURY BILL 3.73%
C=   3,000  German Treasury Bill, 3.37%, 1/18/02 (GER)
            (cost $2,734,345)                                       $2,681,732
                                                               ---------------

            COMMERCIAL PAPER 2.78%
    $1,000  American Express Credit Corp., 2.46%, 11/2/01              999,932
     1,000  American Express Credit Corp., 2.47%, 11/7/01              999,588
                                                               ---------------
            (cost $1,999,520)                                        1,999,520
                                                               ---------------

            SHORT-TERM INVESTMENT  3.84%
 2,760,702  Temporary Investment Fund
            (cost $2,760,702)                                        2,760,702
                                                               ---------------

            TOTAL INVESTMENTS 101.36%
            (cost $56,594,749**)                                   $72,853,086
                                                               ---------------

Liabilities in Excess of Other Assets (1.36%)                        (981,372)
                                                               ---------------

Net Assets applicable to 5,578,353 Shares of Common
Stock issued and outstanding 100.00%                               $71,871,714
                                                               ---------------

Net Asset Value, offering and redemption price
per share ($71,871,714 / 5,578,353)                                     $12.88
                                                               ---------------

The aggregate unrealized appreciation (depreciation) on a
tax basis is as follows:
        Gross appreciation.....................................    $17,578,523
        Gross depreciation.....................................    (1,435,169)
                                                               ---------------
        Net appreciation.......................................    $16,143,354
                                                               ===============

    COUNTRY ABBREVIATIONS:
       (BER) - Bermuda (FR) - France    (IRL)-Ireland     (UK) - United Kingdom
       (FIN) - Finland (GER) - Germany  (NETH) - Netherlands

    CURRENCY  ABBREVIATIONS:  (C=)-Euro

         *  Non-income producing securities.
       ADR  American Depositary Receipt

                       See Notes to Financial Statements.

                                                  THE HAVEN FUND | ANNUAL REPORT

--------------------------------------------------------------------------------
TOP TEN STOCK HOLDINGS
--------------------------------------------------------------------------------

                    ----------------------------------------
                               28.3% of the Fund
                    ----------------------------------------
                    Commerce Bancorp, Inc./NJ           3.3%
                    ----------------------------------------
                    American International Group, Inc.  3.3%
                    ----------------------------------------
                    Johnson & Johnson                   3.2%
                    ----------------------------------------
                    General Growth Properties,Inc.      3.1%
                    ----------------------------------------
                    Murphy Oil Corp.                    2.8%
                    ----------------------------------------
                    Stryker Corp.                       2.7%
                    ----------------------------------------
                    Elan Corp. plc - ADR                2.5%
                    ----------------------------------------
                    Ocean Energy, Inc.                  2.5%
                    ----------------------------------------
                    Royal Dutch Petroleum Co.           2.5%
                    ----------------------------------------
                    XL Capital Ltd. Class A             2.4%
                    ----------------------------------------
                    TOTAL                              28.3%
                    ----------------------------------------

--------------------------------------------------------------------------------
PERCENT OF TOTAL EQUITIES
--------------------------------------------------------------------------------

BY COUNTRY
(Unaudited)

Finland                   1.3%
France                    1.6%
Germany                   1.7%
United Kingdom            2.1%
Bermuda                   2.7%
Ireland                   2.8%
Netherlands               4.8%
United States            83.0%


| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended October 31, 2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $35,864)                $1,073,016
Interest                                                               274,261
--------------------------------------------------------------------------------
     Total Investment Income                                         1,347,277
--------------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                               484,546
Distribution fees                                                      154,104
Administration and accounting fees                                     100,000
Legal fees                                                              57,468
Transfer agent fees                                                     46,257
Trustees' fees and expenses                                             30,500
Custodian fees                                                          27,045
Audit fees                                                              25,000
Insurance fees                                                          20,150
Blue Sky fees                                                           16,552
Printing fees                                                           12,976
Miscellaneous expenses                                                  10,022
--------------------------------------------------------------------------------
     Total Expenses                                                    984,620
--------------------------------------------------------------------------------

Net Investment Income                                                  362,657
--------------------------------------------------------------------------------

NET REALIZED GAIN FROM:
     Investments                                                     1,679,049
     Foreign currency transactions                                     216,297
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                                  (14,182,915)
     Translation of assets and liabilities in foreign currency           1,384
--------------------------------------------------------------------------------
Net realized and unrealized loss from
  investments and foreign currency transactions                   (12,286,185)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations             $(11,923,528)
================================================================================

                       See Notes to Financial Statements.

                                                 THE HAVEN FUND | ANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        YEAR            YEAR
                                                        ENDED          ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        2001            2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $362,657       $420,142
Net realized gain on investments and foreign
  currency transactions                               1,895,346     11,686,325
Net change in unrealized appreciation (depreciation)
  on investments and translation of other assets
  and liabilities denominated in foreign
  currencies                                       (14,181,531)      6,902,350
--------------------------------------------------------------------------------
     Net increase (decrease) in net
     assets from operations                        (11,923,528)     19,008,817
--------------------------------------------------------------------------------
DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                            (329,020)      (272,472)
From net realized gains                            (11,806,618)    (4,138,179)
--------------------------------------------------------------------------------
     Total dividends paid to shareholders          (12,135,638)    (4,410,651)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                            13,024,039     14,369,393
Value of shares issued in reinvestment of dividends   7,971,261      2,819,365
Cost of shares redeemed                            (14,270,765)   (14,648,808)
--------------------------------------------------------------------------------
     Increase in net assets from
     capital share transactions                       6,724,535      2,539,950
--------------------------------------------------------------------------------

     Total increase (decrease) in net assets       (17,334,631)     17,138,116
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of year                                    89,206,345     72,068,229
--------------------------------------------------------------------------------
End of year                                         $71,871,714    $89,206,345
================================================================================


                       See Notes to Financial Statements.

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       YEAR     YEAR    YEAR     YEAR     YEAR
                                      ENDED    ENDED    ENDED    ENDED   ENDED
(For a Share Outstanding             OCT. 31, OCT. 31,OCT. 31, OCT. 31, OCT. 31,
Throughout each Year)                  2001     2000    1999     1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING  OF YEAR  $17.37   $14.42   $14.29   $15.83  $14.04
--------------------------------------------------------------------------------

INCREASE FROM INVESTMENT OPERATIONS:
Net investment income                  0.07     0.09     0.03     0.08    0.06
Net realized and unrealized gains
  (losses) on investments and
  foreign currency transactions      (2.16)     3.77     1.64   (0.02)    3.13
--------------------------------------------------------------------------------
     Total from investment operations(2.09)     3.86     1.67     0.06    3.19

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income         (0.06)   (0.06)   (0.05)   (0.08)  (0.05)
  From net realized gains            (2.34)   (0.85)   (1.49)   (1.52)  (1.35)
--------------------------------------------------------------------------------
     Total distributions
     to shareholders                 (2.40)   (0.91)   (1.54)   (1.60)  (1.40)

NET ASSET VALUE, END OF YEAR         $12.88   $17.37   $14.42   $14.29  $15.83
================================================================================

TOTAL RETURN                       (14.11%)   27.64%   12.29%    0.29%  24.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000s)   $71,872  $89,206  $72,068  $77,690 $84,769
Ratios of expenses to average
  net assets                          1.22%    1.18%    1.34%    1.26%   1.33%
Ratios of net investment income
  to average net assets               0.45%    0.52%    0.20%    0.50%   0.78%
Portfolio turnover rate                 60%      80%      31%      59%     57%
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2.   SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees. At October 31, 2001, there were no fair valued securities.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences to not require reclassification. Distributions which exceed net investment

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                         NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2001, the Fund did not hold any financial instruments with off-balance sheet risk.

4.   FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 2001, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Mount & Nadler, Inc. a monthly fee of $4,000 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PFPC Trust Company and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                         NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

5.   CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 2001 and October 31, 2000, respectively, were as follows:

                                                 2001                2000
--------------------------------------------------------------------------------
Sale of shares                                  874,955             837,682
Shares issued to shareholders in
  reinvestment of dividends                     521,514             184,921
Shares repurchased                            (954,212)           (885,049)
--------------------------------------------------------------------------------
Net increase                                    442,257             137,554
Shares outstanding:
  Beginning of year                           5,136,096           4,998,542
--------------------------------------------------------------------------------
  End of year                                 5,578,353           5,136,096
================================================================================

6.   COMPONENTS OF NET ASSETS

At October 31, 2001, Net Assets consisted of the following:
--------------------------------------------------------------------------------
Capital paid-in                                                 $53,657,343
Accumulated net realized gain on investments
  and foreign currency transactions                               1,658,272
Undistributed net investment income                                 298,087
Net unrealized appreciation of investments                       16,258,337
Net unrealized depreciation on foreign currency transactions          (325)
--------------------------------------------------------------------------------
                                                                $71,871,714
================================================================================

7.   PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2001, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $44,810,686 and $49,885,828, respectively.

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
The Haven Capital Management Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Haven Capital Management Trust (the "Trust") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania 19103
December 3, 2001

| ANNUAL REPORT | THE HAVEN FUND

                    IMPORTANT TAX INFORMATION (UNAUDITED)

The Haven Fund (the "Fund") distributed a total Capital Gain Dividend of $2.33737 per share during the fiscal year ending October 31, 2001, which was a 20 Percent Tax Rate distribution.

Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distribution amounts to be used by calendar taxpayers on their Federal income tax returns were reflected on 1099-DIV forms, which were mailed in January, 2001 and were applicable to tax year 2000.

                                                THE HAVEN FUND | ANNUAL REPORT |

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4081201






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